UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2020

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 7, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with BBVA Securities Inc., BNP Paribas Securities Corp., BofA Securities, Inc. and MUFG Securities Americas Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), for the issuance and sale by the Company of $750 million aggregate principal amount of its 3.200% notes due 2025 (the “Notes”). The closing of the offering occurred on April 9, 2020.

The Notes were issued pursuant to an indenture, dated as of November 21, 2017, between the Company and The Bank of New York Mellon, as trustee (the “Indenture”), as supplemented by the Third Supplemental Indenture, dated as of April 9, 2020 (the “Third Supplemental Indenture”).

The Notes were issued in an underwritten public offering pursuant to the Company’s Registration Statement on Form S-3ASR filed with the Securities and Exchange Commission on May 6, 2019 (Reg. No. 333-231251) (the “Registration Statement”) and related prospectus, dated May 6, 2019, and prospectus supplement, dated April 7, 2020.

Interest on the Notes is payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2020, and on the maturity date for the Notes. The Notes will mature on April 15, 2025. The Notes are the Company’s direct unsecured and unsubordinated obligations and rank equally with the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Notes are structurally subordinated to all existing and future obligations at the Company’s subsidiaries.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture, and the Third Supplemental Indenture (including the form of the Notes), which are filed as Exhibits 1.1 and 4.1 through 4.3, respectively, hereto and are incorporated herein by reference and incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is filed as Exhibit 5.1 hereto, and is incorporated by reference into the Registration Statement, and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1 hereto by reference to its inclusion within Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated April 7, 2020, by and among Avangrid, Inc. and BBVA Securities Inc., BNP Paribas Securities Corp., BofA Securities, Inc. and MUFG Securities Americas Inc., as representatives of the several Underwriters named therein

4.1

Indenture, dated as of November 21, 2017, between the Company and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.1 to Form 8-K filed with the SEC on November 21, 2017)

4.2	Third Supplemental Indenture, dated April 9, 2020, between the Company and The Bank of New York Mellon, as trustee

4.3	Form of Global Note Representing the Notes (included in Exhibit 4.2)

5.1	Opinion of White & Case LLP

23.1	Consent of White & Case LLP (included in the opinion filed as Exhibit 5.1)

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Douglas K. Stuver
Name:	Douglas K. Stuver
Title:	Senior Vice President - Chief Financial Officer

Date: April 9, 2020